                                                                    Exhibit 10.2


                             SHAREHOLDER AGREEMENT
                             ---------------------

          SHAREHOLDER AGREEMENT (this "Agreement"), dated as of September 5, 2001 among Cerner Corporation, a Delaware corporation ("Cerner"), and those certain shareholders of Dynamic Healthcare Technologies, Inc., a Florida corporation ("DHT"), named on Schedule I hereto (individually, a "Shareholder" and collectively, the "Shareholders").

          WHEREAS, DHT, Cerner and Cerner Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Cerner ("Merger Sub"), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as amended from time to time, the "Merger Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement) which provides, among other things, that DHT will merge with and into Merger Sub (the "Merger"); and

          WHEREAS, as of the date hereof, each Shareholder owns of record or beneficially the respective number of shares of Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock") set opposite such Shareholder's name on Schedule I hereto; and

          WHEREAS, as an essential condition to the willingness of Cerner to enter into the Merger Agreement, Cerner has requested that each Shareholder agree, and in order to induce Cerner to enter into the Merger Agreement, each Shareholder has agreed, to enter into this Agreement with respect to all the shares of Preferred Stock owned beneficially and of record by such Shareholder as of the date hereof or of which such Shareholder may hereafter acquire record or beneficial ownership (the "Shares").

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                               VOTING AGREEMENT

          SECTION 1.1  Voting Agreement.  Each Shareholder hereby agrees that,
                       ----------------
with respect to any meeting of holders of Preferred Stock or any action to be taken by written consent with respect to the Preferred Stock, the Shareholder shall:

          (a) appear in person or by proxy (or use its reasonable best efforts to cause the holder of record on any applicable record date to appear in person or by proxy) for the purpose of obtaining a quorum at the applicable meeting and at any adjournment or postponement thereof; and

          (b) vote (or cause to be voted) the Shares (or, as applicable, shall execute or cause to be executed written consents in respect of the Shares) in favor of the approval and adoption of the Merger Agreement, the Merger and, any other transactions or matters contemplated by the Merger Agreement, and any actions required in furtherance thereof and hereof.

          SECTION 1.2  Irrevocable Proxy.  In order to ensure that the voting
                       -----------------
agreement set forth in Section 1.1 and the other obligations of each Shareholder hereunder will be carried out, each Shareholder hereby grants an irrevocable proxy, coupled with an interest, in the form attached hereto as Exhibit A (the "Irrevocable Proxy"). Such Shareholder hereby revokes all other proxies and powers of attorney with respect to the Shares that such Shareholder may have heretofore appointed or granted that would prevent such Shareholder from performing its obligations hereunder, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Shareholder and any obligation of such Shareholder under this Agreement shall be binding upon the transferees, heirs, personal representatives, successors and assigns of such Shareholder.

          SECTION 1.3  Waiver and Consent to Option Grant.  Each Shareholder
                       ----------------------------------
hereby waives any adjustment to the conversion price of the Preferred Stock pursuant to Section 6 of Article VI of the Articles of Incorporation of DHT (the "Antidilution Provision") which may result from the grant of options pursuant to the Stock Option Agreement, of even date herewith, by and between DHT and Cerner (the "Stock Option Agreement"). Each Shareholder hereby agrees that, upon the request of DHT, the Shareholder shall vote (or cause to be voted) the Shares (or, as applicable, shall execute or cause to be executed written consents in respect of the Shares) in favor of the approval and adoption of an amendment to the Antidilution Provision to provide that no adjustment to the conversion price of the Preferred Stock shall be made as a result of the grant of options pursuant to the Stock Option Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          SECTION 2.1  Representations and Warranties of Each Shareholder.
                       --------------------------------------------------
Except as set forth on the disclosure letter attached hereto, each Shareholder represents and warrants to Cerner as follows:

          (a) Each Shareholder (if it is a corporation, general or limited partnership, limited liability company or other legal entity) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Such Shareholder has the requisite power and authority (and if a natural person, the legal capacity) to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by such Shareholder and no other proceedings on the part of such Shareholder are necessary to authorize this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and, assuming that this Agreement constitutes a valid and binding agreement of Cerner, is a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, relating to or affecting the rights and remedies of creditors generally, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or a law) and to general principles governing the duties of fiduciaries.

          (b) The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder will not conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any Encumbrances (as defined below) on any of the assets of such Shareholder pursuant to any contract or other instrument to which such Shareholder is a party or by which such Shareholder or any of such Shareholder's assets are bound, except for any thereof that would not reasonably be expected to materially impair the ability of such Shareholder to perform such Shareholder's obligations hereunder or to consummate the transactions contemplated hereby.

          (c) The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder will not, require such Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity based on any federal, state, local or foreign law, statute, ordinance, rule, regulation, permit, injunction, writ, judgment, decree or order (collectively, "Laws") of any Governmental Entity, except (i) pursuant to the Exchange Act and the Securities Act; and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, could not reasonably be expected to materially impair the ability of such Shareholder to perform such Shareholder's obligations hereunder or to consummate the transactions contemplated hereby.

          (d) There is no suit, action, investigation or proceeding pending or, to the knowledge of such Shareholder, threatened against such Shareholder at law or in equity before or by any Governmental Entity that would reasonably be expected to materially impair the ability of such Shareholder to perform such Shareholder's obligations hereunder or to consummate the transactions contemplated hereby.

          (e) Such Shareholder owns beneficially and of record the shares of Preferred Stock set forth opposite such Shareholder's name on Schedule I hereto (the "Existing Shares"). Except as set forth on Schedule I, the Existing Shares constitute all the shares of Preferred Stock owned of record or beneficially by such Shareholder. Except as set forth on
     Schedule I, such Shareholder has sole voting power, sole power of disposition and all other Shareholder rights with respect to all the Existing Shares, with no restrictions, other than pursuant to applicable securities laws, on such Shareholder's rights of disposition pertaining thereto. None of the Existing Shares is subject to (i) any right of first refusal or first offer, (ii) right to purchase, acquire or vote, or (iii) proxy or power of attorney, except in the case of clause (ii) or (iii) any rights created by this

     Agreement. Such Shareholder has good and valid title to all the Existing Shares, free and clear of all Encumbrances (other than any Encumbrance created by this Agreement).

          (f) Such Shareholder is not a party to any agreement, arrangement or understanding with respect to voting, holding or disposing of any Shares or Other Securities, either as of the date hereof or at any time in the future.

                                  ARTICLE III

                                   SURVIVAL

          SECTION 3.1  Survival. All provisions of this Agreement shall survive
                       --------
any termination of the Merger Agreement and shall remain in full force and effect, except as otherwise provided in Sections 3.2 and 3.3.

          SECTION 3.2  Termination. Article I (including the Irrevocable Proxy
                       -----------
granted pursuant to Section 1.2) shall terminate upon any termination of the Merger Agreement in accordance with Article IX thereof.

          SECTION 3.3  Effect of Termination. In the event that any part of this
                       ---------------------
Agreement shall terminate pursuant to this Article III, such part of this Agreement shall thereafter be void and the parties hereto shall have no further rights or obligations with respect thereto, except as a result of any prior breach thereof.

                                  ARTICLE IV

                                  DEFINITIONS

          SECTION 4.1  Definitions. For purposes of this Agreement:
                       -----------

          (a) "Beneficially own" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Securities beneficially owned by one Person shall include securities beneficially owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act and Rule 13d-5(b) thereunder.

          (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

          (c) "Encumbrance" means any pledge, security interest, lien, claim, encumbrance, mortgage, charge, hypothecation, option, right of first refusal or offer, community property right, other marital right, preemptive right, voting agreement, voting trust, proxy, power of attorney, escrow, option, forfeiture, penalty, action at law or in equity, security agreement, shareholder agreement or other agreement, arrangement, contract, commitment, understanding or obligation, or any other restriction, qualification or limitation on the use, transfer, right to vote, right to dissent, and seek appraisal, receipt of income or other exercise of any attribute of ownership, except for those which do not or could not reasonably be expected to, individually or in the aggregate, materially impair the ability of such Shareholder to perform such Shareholder's obligations hereunder or to consummate the transactions contemplated hereby.

                                   ARTICLE V

                                 MISCELLANEOUS

          SECTION 5.1  Severability. If any term or other provision of this
                       ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

          SECTION 5.2  Entire Agreement. This Agreement constitutes the entire
                       ----------------
agreement between Cerner and each Shareholder with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between Cerner and such Shareholder with respect to the subject matter hereof.

          SECTION 5.3  Counterparts. This Agreement may be executed and
                       ------------
delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

          SECTION 5.4  Assignment. Neither this Agreement nor any rights or
                       ----------
interests hereunder shall be assigned by any Shareholder (whether by operation of law or otherwise) without the prior written consent of Cerner, except that any Shareholder may transfer the Shares or Other Securities subject to the Voting Agreement set forth in Section 1.1 hereof and the Irrevocable Proxy attached hereto as Exhibit A. Cerner may assign, in its sole discretion, its rights hereunder to any direct or indirect wholly owned subsidiary or affiliate of Cerner, but no such assignment shall relieve Cerner of its obligations hereunder if such assignee does not perform such obligations.

          SECTION 5.5  Amendments. This Agreement may not be amended,
                       ----------
supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

          SECTION 5.6  Notices. All notices, requests, claims, demands and other
                       -------
communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, facsimile transmission, mail (registered or certified mail, postage prepaid, return receipt requested), or courier service providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

               If to Cerner and/or Merger Sub, to:


                         Cerner Corporation
                         2800 Rockcreek Parkway
                         Kansas City, Missouri 64117
                         Attention: President

               with copies to:

                         Cerner Corporation
                         2800 Rockcreek Parkway
                         Kansas City, Missouri 64117
                         Attention: General Counsel

                         Stinson, Mag & Fizzell, P.C.
                         1201 Walnut Street, Suite 2800
                         Kansas City, MO 64106
                         Attention: Craig L. Evans

               If to Shareholder, in accordance with the information set forth on Schedule I hereto.

               with copies to:


               if to DHT to:

                         Dynamic Healthcare Technologies, Inc.
                         615 Crescent Executive Court, Fifth Floor
                         Lake Mary, FL 32746
                         Attention: Chief Executive Officer

               with a copy to:

                         Carlton Fields, P.A.
                         International Place, Suite 4000
                         100 S.E. Second Street
                         Miami, FL 33131
                         Attention: Richard N. Bernstein

or to such other address as the person to whom notice is given may have previously furnished the others in writing in the manner set forth above.

          SECTION 5.7  No Third Party Beneficiaries.  This Agreement is not
                       ----------------------------
intended to be for the benefit of, and shall not be enforceable by, any person or entity not a party hereto.

          SECTION 5.8  Specific Performance.  Each of the parties hereto
                       --------------------
acknowledges that a breach by it of any agreement contained in this Agreement may cause the other party to sustain damage for which it may not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party may be entitled to the remedy of specific performance of such agreement and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          SECTION 5.9  Remedies Cumulative.  All rights, powers and remedies
                       -------------------
provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          SECTION 5.10 No Waiver.  The failure of any party hereto to exercise
                       ---------
any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon strict compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          SECTION 5.11 Governing Law.  This Agreement shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of Florida, without giving effect to the principles of conflicts of law thereof.

          SECTION 5.12 Waiver of Jury Trial.  EACH OF CERNER AND EACH
                       --------------------
SHAREHOLDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF CERNER OR SUCH SHAREHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

          SECTION 5.13 Descriptive Headings.  The descriptive headings used
                       --------------------
herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        CERNER CORPORATION


                                        By: /s/ Marc G. Naughton
                                            ------------------------------
                                            Name: Marc G. Naughton
                                            Title: Vice President and CFO


                                        ARGENTUM CAPITAL PARTNERS, L.P.

                                        By: BR Associates, Inc., its General
                                             Partner


                                        By: /s/ Daniel Raynor
                                            ------------------------------
                                            Name: Daniel Raynor
                                            Title: Chairman


                                        RIVERSIDE PARTNERSHIP

                                        By: /s/ Bret R. Maxwell
                                            ------------------------------
                                            Name: Bret R. Maxwell
                                            Title:

                      SCHEDULE 1 - SHAREHOLDER AGREEMENT

    Name of                             Other Securities
  Shareholder           Shares Owned         Owned              Address for Notices
  -----------           ------------         -----              -------------------
Argentum Capital             290,000                       60 Madison Avenue, Suite 701
Partners, L.P.                                             New York, New York 10010

Riverside Partnership        640,000                       233 South Wacker Drive, Suite 9500
                                                           Chicago, Illinois  60606

                                                                       Exhibit A


                  IRREVOCABLE PROXY COUPLED WITH AN INTEREST

     The undersigned hereby irrevocably appoint(s) Cerner Corporation, a Delaware corporation ("Cerner"), as the proxy of the undersigned and hereby grant(s) to Cerner this irrevocable proxy coupled with an interest ("Irrevocable Proxy") with respect to _____________ shares (the "Shares," which term shall include any and all other shares of Preferred Stock as defined below or securities or rights issued or issuable in respect thereof on or after the date hereof) of Series C Redeemable Convertible Preferred Stock, par value $0.01 per share (the "Preferred Stock"), of Dynamic Healthcare Technologies, Inc., a Florida corporation (the "Company"), that the undersigned own(s) of record, or otherwise has the right to vote, with all power and authority to vote and to execute and deliver written consents, in each case, in the name, place and stead of the undersigned, and at any annual or special meeting of shareholders of the Company, or at any adjournment or postponement thereof, or as to any action that can be taken by written consent, in favor of approval and adoption of the Agreement and Plan of Merger dated the date hereof among Cerner, the Company and Cerner Holdings, Inc., a Delaware corporation ("Merger Sub"), as may be amended from time to time, the ("Merger Agreement"), the Merger, any other transactions or matters contemplated by the Merger Agreement, and any actions required in furtherance of any of the foregoing, in such manner as Cerner may determine in its sole and unlimited discretion, in each case to the same extent and with the same effect as the undersigned might or could do under any applicable law or regulation governing the rights and powers of shareholders of a Florida corporation, irrespective of whether the undersigned is present at such meeting.

     This Irrevocable Proxy constitutes a valid and effective irrevocable proxy coupled with an interest of Cerner in the Shares of the undersigned in respect of the foregoing Shares of Preferred Stock of the Company; revokes any proxy or proxies heretofore given by the undersigned in respect of any Shares of Preferred Stock of the Company; this Irrevocable Proxy shall remain in full force and effect until the earlier of (i) termination of the Merger Agreement in accordance with Article IX thereof, (ii) the consummation of the Merger, or
(iii) termination of Article I of the Shareholder Agreement dated the date hereof among Cerner and certain holders of Preferred Stock. Unless otherwise defined herein, all capitalized terms shall have the respective meanings set forth in the Merger Agreement.

     This Irrevocable Proxy shall continue to cover the Shares sold, transferred or otherwise disposed of after the date hereof through the time period referred to in the last clause of the immediately preceding paragraph.

Dated as of September ___, 2001     ___________________________________________
                                    Name:______________________________________

STATE OF ___________)
                    )  ss.
COUNTY OF __________)

          Sworn to and subscribed before me this ____ day of September, 2001 and acknowledged before me as being the free act and deed of the above signatory.



                                            __________________________________
                                                        Notary Public


My Commission expires: ___________________

                                       2